                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                              Amendment No. 1 to

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              MMI CAPITAL TRUST I
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            (Exact Name of Registrant as Specified in its Charter)

                DELAWARE                                 52-2073764
----------------------------------------    ------------------------------------
(State of Incorporation of Organization)    (I.R.S. Employer Identification No.)


540 Lake Cook Road, Deerfield, Illinois                  60015-5290
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(Address of principal executive offices)                 (zip code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1), please check the following box. / /


If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instructions A(c)(2) please check the following box. / /

Securities to be registered pursuant to Section 12(b) of the Act:

                                     None
                                    ------
                               (Title of class)

Securities to be registered pursuant to Section 12(g) of the Act

Title of each class                         Name of each exchange on which each
to be registered:                           class is to be registered:

7 5/8% Series B Capital Securities          None
of MMI Capital Trust I
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This Amendment No. 1 to the Form 8-A filed January 28, 1998 is to revise the incorporation by reference of Exhibits 1 and 2 to reference Registration Statement 44565 under The Securities Act of 1933.

ITEM 2. EXHIBITS.

      1. Amended and Restated Declaration of Trust, dated as of December 23, 1997, among MMI Capital Trust I and The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware as Delaware Trustee and the Administrative Trustees named therein, including Annex I and Exhibits A1-1 through A1-10 and A2-1 through A2-6 thereto. (Incorporated herein as exhibit by reference to exhibit to Registration Statement filed by MMI Companies, Inc. and MMI Capital Trust I on Form S-4 (No. 44565) under The Securities Act of 1933.)


      2. Indenture between MMI Companies, Inc., and The Chase Manhattan Bank dated as of December 23, 1997. (Incorporated herein as exhibit by reference to exhibit to Registration Statement filed by MMI Companies, Inc. and MMI Capital Trust I on Form S-4 (No. 44565) under The Securities Act of 1933.)

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized


Dated:  January 29, 1998

                                        MMI CAPITAL TRUST I

                                        By: /s/ Joseph R. Herman
                                            ------------------------------------
                                            Joseph R. Herman
                                            Administrative Trustee

                                        By: /s/ Scott T. Veech
                                            ------------------------------------
                                            Scott T. Veech
                                            Administrative Trustee

                                 EXHIBIT INDEX

Exhibit        Description
-------        -----------

1 Amended and Restated Declaration of Trust, dated as of December 23, 1997, among MMI Capital Trust I and The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware as Delaware Trustee and the Administrative Trustees named therein, including Annex I and Exhibits A1-1 through A1-10 and A2-1 through A2-6 thereto. (Incorporated herein as exhibit by reference to exhibit to Registration Statement filed by MMI Companies, Inc. and MMI Capital Trust I on Form S-4 (No. 44565) under The Securities Act of 1933.)

2 Indenture between MMI Companies, Inc., and The Chase Manhattan Bank dated as of December 23, 1997. (Incorporated herein as exhibit by reference to exhibit to Registration Statement filed by MMI Companies, Inc. and MMI Capital Trust I on Form S-4 (No. 44565) under The Securities Act of 1933.)